Virtus Small-Cap Growth Fund,

a Series of Virtus Equity Trust

Supplement dated June 25, 2010 to the

Prospectus and to the Statement of Additional Information for the Virtus Equity Trust

dated June 22, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective June 25, 2010, the Virtus Small-Cap Growth Fund, formerly a series of Virtus Equity Trust, was merged with and into the Virtus Small-Cap Sustainable Growth Fund, a separate series of Virtus Equity Trust. The Virtus Small-Cap Growth Fund has ceased to exist and is no longer available for sale.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VET 8019/SCGF Merged (6/10)